SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          -----------------------

                                  FORM 8-K
                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                          -----------------------

              Date of Report (Date of earliest event reported)
                              August 25, 1999


               (Exact name of registrant as specified in its
                           charter) ALDILA, INC.


               (State or other jurisdiction of incorporation)
                                  DELAWARE


                          (Commission File Number)
                                  0-21872


                     (IRS Employer Identification No.)
                                 13-3645590


            (Address of principal executive offices) (Zip Code)
               12140 Community Road, Poway, California 92064

            Registrant's telephone number, including area code:
                               (858) 513-1801

       (Former name or former address, if changed since last report)
                               Not applicable

               =============================================



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Item 5.           Other Events.
                  ------------

On August 25, 1999, Aldila, Inc. (the "Company") issued a press release (the "Press Release") announcing that the Company had received verbal assurance from the U.S. Department of Justice that the Company is not at this time a target of the grand jury investigation into alleged price fixing by certain producers of carbon fiber and prepreg material, although it has been subpoenaed as a subject of the investigation. A copy of the Press Release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (a)   Financial Statements of Business Acquired.
                  Not applicable.

            (b)   Pro Forma Financial Information. Not applicable.

            (c)   Exhibits.

                  99.1        Press Release dated August 25, 1999.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ALDILA, INC.



Dated:  August 26, 1999          By: /s/ Robert J. Cierzan
                                     ----------------------------------------
                                     Name:   Robert J. Cierzan
                                     Title:  Vice President, Secretary
                                               and Treasurer



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                               EXHIBIT INDEX
                               -------------

           Exhibit
             No.                           Document
           -------                         --------

            99.1          Press Release dated August 25, 1999.

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